Tel-Instrument Electronics Corp
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                                                                    Exhibit 32.1
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Tel-Instrument Electronics Corp (the "Company"), on Form 10-Q for the period ending December 31, 2007, as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           By:  /s/  Harold K. Fletcher
                                              --------------------------------
                                                     Harold K. Fletcher
                                                     Chairman and President

                                                /s/ Joseph P. Macaluso
                                              --------------------------------
                                                    Joseph P. Macaluso
                                                    Principal Accounting Officer

                                                February 13, 2008

     A signed original of this written statement required by Section 906 has been provided to Tel-Instrument Electronics Corp and will be retained by Tel-Instrument Electronics Corp and furnished to the Securities and Exchange Commission or its staff upon request.